Exhibit 10.1

Execution Version

INTREPID POTASH, INC.

FIRST AMENDMENT TO

AMENDED AND RESTATED NOTE PURCHASE AGREEMENT

Senior Secured Notes, Series A, due April 16, 2020

Senior Secured Notes, Series B, due April 14, 2023

Senior Secured Notes, Series C, due April 16, 2025

Dated as of November 9, 2016

To the Holders of the Senior Notes

of Intrepid Potash, Inc.

Named in the Attached Schedule I

Ladies and Gentlemen:

Reference is made to the Amended and Restated Note Purchase Agreement dated as of October 31, 2016 among Intrepid Potash, Inc. (the “Company”) and the Existing Noteholders listed in Schedule A attached thereto (the “Existing Note Purchase Agreement”).  You are referred to herein individually as a “Holder” and collectively as the “Holders.”  The Existing Note Purchase Agreement, as modified by this First Amendment to Amended and Restated Note Purchase Agreement (this “Amendment Agreement”) and as may be further amended, restated, supplemented or otherwise modified from time to time, is referred to herein as the “Note Purchase Agreement”.  Capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Note Purchase Agreement.

The Company has requested that the Holders agree to certain amendments to the Existing Note Purchase Agreement.  The undersigned Holders have agreed to such amendments on the terms and conditions set forth herein.

In consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Company and the undersigned Holders agree as follows:

1.                                      AMENDMENTS TO EXISTING NOTE PURCHASE AGREEMENT

Effective as of the Amendment Effective Date, the Existing Note Purchase Agreement is hereby amended as set forth below in this Section 1 (such amendments, collectively, the “Amendments”).

1.1                               Section 9.14 of the Existing Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

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“9.14.               Investment Bank.

On or prior to December 15, 2016, the Company will engage a nationally recognized investment bank for the purpose of assessing and evaluating and, if determined appropriate by the Company in its business judgment, pursuing potential strategic alternative transactions.  The Company will cause such investment bank, during the term of its engagement, to provide to the Financial Advisor, by teleconference, not less than frequently than once every two weeks at any time the Company is assessing, evaluating or pursuing any such transaction, detailed confidential reports regarding any such transaction including information as to the overall process, level of market interest, indicative value ranges, expected timelines and the identity of any relevant parties; it being acknowledged and agreed that such information (other than the identity of relevant parties) may be provided by the Financial Advisor to the holders of Notes.”

1.2                               Paragraph 6 of Schedule 9.13 of the Existing Note Purchase Agreement is hereby amended to replace the date “November 9, 2016” appearing therein with the date “November 21, 2016”.

2.                                      REPRESENTATIONS AND WARRANTIES

2.1                               No Default or Event of Default.  No event has occurred and no condition exists that, as of the date hereof or as of the Amendment Effective Date, would constitute a Default or Event of Default.

2.2                               Authorization, etc.  The execution, delivery and performance by the Company of this Amendment Agreement has been duly authorized by all necessary corporate action and does not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.  The Note Purchase Agreement, this Amendment Agreement and the Notes each constitute the legal, valid, and binding obligations of the Company, enforceable in accordance with their respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

2.3                               Compliance with Laws, Other Instruments, etc.  The execution, delivery and performance by the Company of this Amendment Agreement will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, corporate charter or by-laws, or any other Material agreement, lease, or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

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2.4                               Disclosure.  This Amendment Agreement and the documents, certificates or other writings delivered to the Holders by or on behalf of the Company in connection herewith, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made.  There is no fact known to the Company that would reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the other documents, certificates and other writings delivered to the Holders by or on behalf of the Company.

3.                                      AMENDMENT EFFECTIVE DATE

The Amendments shall become effective as of the date on which each of the following conditions precedent has been satisfied in full (the “Amendment Effective Date”):

3.1                               Execution and Delivery of Amendment Agreement.  The Required Holders shall have executed and delivered this Amendment Agreement and the Holders shall have received a counterpart of this Amendment Agreement duly executed and delivered by the Company.

3.2                               Confirmation of Subsidiary Guaranty.  The Holders shall have received a counterpart of the Consent and Reaffirmation attached hereto as Annex A duly executed and delivered by each Subsidiary Guarantor.

3.3                               Representations and Warranties True.  The representations and warranties set forth in Section 2 hereof shall be true and correct on such date in all respects.

3.4                               Fees and Expenses.  The Company shall have paid all reasonable fees, expenses and costs of the Holders’ special counsel, Morgan, Lewis & Bockius LLP incurred in connection with the preparation, negotiation, execution and delivery of this Amendment Agreement and any other documents related hereto to the extent invoiced.

4.                                      MISCELLANEOUS

4.1                               Ratification.  Subject to the Amendments, the Note Purchase Agreement, the Notes and each of the other agreements, documents, and instruments executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified, approved and confirmed in all respects as of the date hereof.

4.2                               Reference to and Effect on the Note Purchase Agreement.  On and after the Amendment Effective Date, each reference in the Note Purchase Agreement and in other documents describing or referencing the Note Purchase Agreement to the “Agreement,” “Note Purchase Agreement,” “hereunder,” “hereof,” “herein,” or words of like import referring to the Note Purchase Agreement shall mean and be a reference to the Note Purchase Agreement as amended hereby.

4.3                               Binding Effect.  This Amendment Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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4.4                               Governing Law.  This Amendment Agreement shall be construed and enforced in accordance with, and the rights of the parties hereto shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such state that would permit the application of the laws of a jurisdiction other than such state.

4.5                               Counterparts.  This Amendment Agreement may be executed in any number of counterparts, each executed counterpart constituting an original, but altogether only one instrument.  Delivery of an executed signature page by facsimile or e-mail transmission shall be effective as delivery of a manually signed counterpart of this Amendment Agreement.

4.6                               Release.  In further consideration of the execution by the Holders of this Amendment Agreement, the Company, on behalf of itself and each of its Subsidiaries and Affiliates, and all of the successors and assigns of each of the foregoing (collectively, the “Releasors”), hereby completely, voluntarily, knowingly, and unconditionally releases and forever discharges each of the Holders and each of their respective advisors, professionals and employees, each affiliate of the foregoing and all of their respective successors and assigns (collectively, the “Releasees”), from any and all claims, actions, suits, and other liabilities, including, without limitation, any so-called “lender liability” claims or defenses (collectively, “Claims”), whether arising at law or in equity, which any of the Releasors ever had, now has or hereinafter can, shall or may have against any of the Releasees for, upon or by reason of any matter, cause or thing whatsoever from time to time occurring on or prior to the date hereof, in any way concerning, relating to, or arising from (a) any of the Releasors, (b) the Note Purchase Agreement, the Notes, the Subsidiary Guaranty or any of the other agreements, documents, or instruments executed and delivered in connection therewith, or any of the obligations thereunder, (c) the financial condition, business operations, business plans, prospects or creditworthiness of the Company, and/or (d) the negotiation, documentation and execution of this Amendment Agreement and any documents relating hereto.  The Company, on behalf of itself and the other Releasors, hereby acknowledges that they collectively have been advised by legal counsel of the meaning and consequences of this release.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the Company and the undersigned Holders have caused this Amendment Agreement to be executed and delivered by their respective officer or officers thereunto duly authorized.

INTREPID POTASH, INC.

By:	/s/ Brian D. Frantz
Name:	Brian D. Frantz
Title:	Senior Vice President and Chief Accounting Officer

[Signature page to First Amendment to Amended and Restated Note Purchase Agreement - Intrepid Potash, Inc.]

TEACHERS INSURANCE AND ANNUITY ASSOCIATION
OF AMERICA

By:	/s/ Ji Min Shin
Name:	Ji Min Shin
Title:	Director

[Signature page to First Amendment to Amended and Restated Note Purchase Agreement - Intrepid Potash, Inc.]

THE GUARDIAN LIFE INSURANCE COMPANY OF
AMERICA

By:	/s/ Brian Keating
Name:	Brian Keating
Title:	Managing Director

[Signature page to First Amendment to Amended and Restated Note Purchase Agreement - Intrepid Potash, Inc.]

COBANK, ACB

By:	/s/ Justin Barr
Name:	Justin Barr
Title:	LSAO

[Signature page to First Amendment to Amended and Restated Note Purchase Agreement - Intrepid Potash, Inc.]

AGFIRST FARM CREDIT BANK

By:	/s/ Christopher R. Reynolds
Name:	Christopher R. Reynolds
Title:	AVP

[Signature page to First Amendment to Amended and Restated Note Purchase Agreement - Intrepid Potash, Inc.]

FARM CREDIT BANK OF TEXAS

By:	/s/ Luis M. H. Requejo
Name:	Luis M. H. Requeio
Title:	Director Capital Markets

[Signature page to First Amendment to Amended and Restated Note Purchase Agreement - Intrepid Potash, Inc.]

GREENSTONE FARM CREDIT SERVICES, ACA/FLCA

By:	/s/ Jeff Pavlik
Name:	Jeff Pavlik
Title:	SVP/Managing Director

[Signature page to First Amendment to Amended and Restated Note Purchase Agreement - Intrepid Potash, Inc.]

1ST FARM CREDIT SERVICES, PCA

By:	/s/ Corey J. Waldinger
Name:	Corey J. Waldinger
Title:	Vice President, Capital Markets Group

[Signature page to First Amendment to Amended and Restated Note Purchase Agreement - Intrepid Potash, Inc.]

ANNEX A

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing First Amendment to Amended and Restated Note Purchase Agreement (the “Amendment Agreement”) dated as of November 9, 2016, among Intrepid Potash, Inc. (the “Company”) and certain of the Holders party to the Amended and Restated Note Purchase Agreement, dated as of October 31, 2016 (as amended by the Amendment Agreement and as further amended, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”).  Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Note Purchase Agreement.  Without in any way establishing a course of dealing by the Holders, each of the undersigned consents to the Amendment Agreement and reaffirms the terms and conditions of the Subsidiary Guaranty executed by it in connection with the Note Purchase Agreement and acknowledges and agrees that such Subsidiary Guaranty remains and shall remain in full force and effect and hereby reaffirms, ratifies and confirms (a) in all respects each and every obligation and covenant made by it in such Subsidiary Guaranty and (b) that such Subsidiary Guaranty remains the legal, valid and binding obligation of such Subsidiary Guarantor enforceable against such Subsidiary Guarantor in accordance with its terms.  All references to the Note Purchase Agreement contained in such Subsidiary Guaranty shall be a reference to the Note Purchase Agreement as modified by the Amendment Agreement and as the same may from time to time hereafter be amended, restated, supplemented or otherwise modified.

Dated: November 9, 2016

[Signature Page Follows]

IN WITNESS WHEREOF, each of the undersigned has caused this Consent and Reaffirmation to be executed by its officers thereunto duly authorized, as of the date written immediately above.

INTREPID POTASH – MOAB, LLC

By: Intrepid Potash, Inc., its Manager

By:	/s/ Brian D. Frantz
Name:	Brian D. Frantz
Title:	Senior Vice President and Chief Accounting Officer

INTREPID POTASH – WENDOVER, LLC

By:	Intrepid Potash, Inc., its Manager

By:	/s/ Brian D. Frantz
Name:	Brian D. Frantz
Title:	Senior Vice President and Chief Accounting Officer

INTREPID POTASH–NEW MEXICO, LLC

By:	Intrepid Potash, Inc., its Manager

By:	/s/ Brian D. Frantz
Name:	Brian D. Frantz
Title:	Senior Vice President and Chief Accounting Officer

[Signature Page to Consent and Reaffirmation (Amended and Restated Note Purchase Agreement)]

203 E. FLORENCE, LLC

By:	Intrepid Potash, Inc., its Manager

By:	/s/ Brian D. Frantz
Name:	Brian D. Frantz
Title:	Senior Vice President and Chief Accounting Officer

MOAB GAS PIPELINE, LLC

By:	Intrepid Potash, Inc., its Manager

By:	/s/ Brian D. Frantz
Name:	Brian D. Frantz
Title:	Senior Vice President and Chief Accounting Officer

[Signature Page to Consent and Reaffirmation (Amended and Restated Note Purchase Agreement)]

SCHEDULE I

Holder	Aggregate Principal Amount of Series A Notes Outstanding	Aggregate Principal Amount of Series B Notes Outstanding	Aggregate Principal Amount of Series C Notes Outstanding
Teachers Insurance and Annuity Association of America	$0	$0	$33,750,000
The Guardian Life Insurance Company of America	$0	$21,150,000	$6,750,000
CoBank, ACB	$22,500,000	$0	$0
AgFirst Farm Credit Bank	$13,500,000	$0	$0
Farm Credit Bank of Texas	$9,000,000	$0	$0
GreenStone Farm Credit Services, ACA/FLCA	$9,000,000	$6,300,000	$0
1st Farm Credit Services, PCA	$0	$6,750,000	$0
Farm Credit Services of America, PCA	$0	$6,300,000	$0
Totals	$54,000,000	$40,500,000	$40,500,000